UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 5, 2009

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-20574 (Commission File Number)	51-0340466 (IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5       — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM  5.02        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF  DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 5, 2009, the Compensation Committee of the Board of Directors of The Cheesecake Factory Incorporated (the “Company”) approved performance incentive targets for fiscal 2009 under the Company’s Amended and Restated Performance Incentive Plan (the “Plan”) for executive officers and other corporate executives based upon the Company achieving specified levels of consolidated income from operations and subject to specified potential adjustments. The performance incentive target for The Cheesecake Factory Bakery Incorporated, a wholly owned subsidiary of the Company, also requires achievement of a specified level of operating profit of the bakery division. The Company’s stockholders approved the material terms of the performance incentive goals under the Plan at the 2005 Annual Meeting of Stockholders.

Participants in the Plan will have an opportunity to earn a performance achievement award (the “Award”) ranging from 0% to 157.5% of base salary if the Company achieves at least 67% of its performance incentive targets for fiscal 2009. Payment of Awards is subject to the Company’s ability to accrue for such Awards, and a portion of such Awards are also subject to the Compensation Committee’s determination that specified additional strategic and operational objectives were satisfied.  The maximum Award as a percentage of base salary payable under the Plan to the executive officers of the Company if the performance incentive targets are achieved at the highest levels are as follows:

MAXIMUM POTENTIAL BONUS AS A PERCENTAGE OF SALARY (1)
David Overton,
Chairman and Chief Executive Officer
The Cheesecake Factory Incorporated	157.5%

W. Douglas Benn
Executive Vice President and Chief Financial Officer
The Cheesecake Factory Incorporated	105%

Cheryl M. Slomann
Vice President, Controller and Chief Accounting Officer (2)
The Cheesecake Factory Incorporated	52.5%

Debby R. Zurzolo
Executive Vice President, General Counsel and Secretary
The Cheesecake Factory Incorporated	105%

Max S. Byfuglin
President
The Cheesecake Factory Bakery Incorporated	120%

(1)           The Award payable to any participant under the Plan for achievement of performance incentive targets is subject to a maximum payment cap of one million dollars ($1,000,000) per year.  The Plan also allows for payment of a discretionary bonus of up to one hundred percent (100%) of base salary in addition to the Award, subject to limitations on payment specified in the Plan.

(2)           Ms. Slomann was appointed Interim Chief Financial Officer effective July 23, 2008.  Her appointment ended on January 19, 2009 and she resumed her prior position as Vice President, Controller and Chief Accounting Officer.

There is no assurance that the Company will achieve the performance incentive targets established by the Compensation Committee in any fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2009	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. DOUGLAS BENN
W. Douglas Benn
Executive Vice President and Chief Financial Officer